                                             UAM Funds
                                             Funds for the Informed Investor(SM)

DSI Portfolios
Annual Report                                                   October 31, 2000


                                                                   [LOGO OF UAM]
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UAM FUNDS                                                       DSI PORTFOLIOS
                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ...................................................      1

Portfolios of Investments
   Small Cap Value .....................................................     13
   Disciplined Value ...................................................     16
   Balanced ............................................................     19
   Limited Maturity Bond ...............................................     26
   Money Market ........................................................     29

Statements of Assets and Liabilities ...................................     32

Statements of Operations ...............................................     33

Statements of Changes in Net Assets
   Small Cap Value .....................................................     34
   Disciplined Value ...................................................     35
   Balanced ............................................................     36
   Limited Maturity Bond ...............................................     37
   Money Market ........................................................     38

Financial Highlights
   Small Cap Value .....................................................     39
   Disciplined Value ...................................................     40
   Balanced ............................................................     41
   Limited Maturity Bond ...............................................     42
   Money Market ........................................................     43

Notes to Financial Statements ..........................................     44

Report of Independent Accountants ......................................     54

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UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholders:

Enclosed is our annual report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Small Cap Value Portfolio, the DSI Limited Maturity Bond Portfolio, the DSI Balanced Portfolio, and the DSI Money Market Portfolio.

UAM:  DSI DISCIPLINED VALUE PORTFOLIO

The Disciplined Value Portfolio posted a net return of 7.21% for the twelve-month period ending October 31, 2000. In the same time period the Standard & Poor's 500 ("S&P 500") returned 6.09%, the Lipper Equity Income Funds Index (the Portfolio's category) returned 6.77%. The current fiscal year began on a sour note, with the value style of equity management continuing to underperform the growth and momentum styles. The last two quarters of the fiscal year, however, have turned things completely around. For the full fiscal year, your portfolio outperformed the S&P 500.

EQUITY MARKET OUTLOOK

Third quarter corporate earnings reports are showing continued strong growth but with declining momentum: first quarter S&P 500 earnings were up 21%; second quarter earnings were up 15%; and third quarter earnings appear to be up just over 12%. This declining momentum should continue into the first half of next year. Thus earnings growth, while still spectacular on an historic basis, could prove disappointing in 2001, especially for stocks "priced for perfection."

We believe that with the uncertainty caused by high valuations and moderating earnings growth, investments in modestly valued stocks that have solid management and well grounded prospects for future growth, such as the investments in your portfolio, seem poised to succeed. The argument in favor of Value investing, at this point, seems quite compelling.

UAM:  DSI SMALL CAP VALUE PORTFOLIO

After two years of sharply underperforming, small cap stocks moved up strongly in the year ended October 31, 2000. The S&P (small cap) 600 Index increased 25.57% well ahead of the 6.09% gain in the S&P 500. The value component of the small cap index was up 17.8%. As investors moved away from technology stocks during the year, their interest broadened to encompass the small and mid-cap groups. Our fund had an excellent year, appreciating 55.08%. Our biggest positive contributors included DII Group and Apex, both of which were involved in mergers, and technology stocks Merix and Artesyn Technologies. Outside of technology, we had a

UAM FUNDS                                                         DSI PORTFOLIOS

number of winners. Most prominent were Advanced Paradigm, in the health care sector, and Waste Connections, a solid waste recovery company. On the down side were Mapix, a software company, and Profit Recovery Group, an audit recovery services firm. Both reported disappointing earnings. Going into the new year, we continue to be very selective about the stocks in the portfolio. We currently have 38 holdings and firmly believe that based on their valuations relative to growth prospects, we are well positioned to continue to outperform.

UAM:  DSI LIMITED MATURITY BOND PORTFOLIO

The Limited Maturity Bond Portfolio posted a net performance of 5.41% for the twelve month period ended October 31, 2000. During the same period the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index returned 6.29%.

FIXED INCOME INVESTMENT STRATEGY

There were several significant factors affecting the U.S. fixed income markets over the past twelve months. The bulging budget surplus combined with election-year politics manifested in a sweeping buyback program by the U.S. Treasury. In an effort to reduce outstanding debt and lower the average interest rate paid by the government on the bonds it has issued, the U.S. Treasury focused the bulk of its purchases on longer dated Treasuries, causing supply to dwindle and prices to rise. Meanwhile, as economic data hinted at increased risks of inflation, the Federal Reserve raised the Fed Funds rate from 5.25% to 6.50% from November 16, 1999 through May 16, 2000. The yields for short and medium term Treasuries continued to rise in the latter part of 1999 and early in 2000, with the erosion of Y2K fears, spreads in almost all sectors of fixed income began widening causing a decline in prices for most bond investments. With that backdrop, the Treasury yield curve inverted in January and became even more extreme during the first half of the year.

Since the last Fed Funds rate hike at the May Federal Open Market Committee ("FOMC") meeting, there has been a series of economic reports all pointing to a significant slowdown in growth. The third quarter saw positive returns in all the major sectors of the fixed income universe as data consistently provided evidence of an economic slowdown and a continued absence of inflation. Perhaps the most notable outcome of the third quarter market activity was the change in the shape of the yield curve, where by quarter end there was a positive sloping relationship between the 10-year Treasury note and the 30-year Treasury bond for the first time since January. This "disinversion" in the shape of the yield curve was largely a result of perceived changes in the Treasury buyback program based on expectations that the next administration's fiscal program will eliminate a large portion of the budget surplus.

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UAM FUNDS                                                         DSI PORTFOLIOS

Also, supporting the return to a more normal, positively sloped yield curve was increased evidence that the economy is slowing to a more sustainable growth rate, possibly alleviating the need for further increases in the Fed Funds rate.

By the end of October, forecasts that the Federal Reserve would shift to a neutral bias at the next FOMC meeting were largely abandoned due to low unemployment numbers and increasing wage pressure. Although the Fed could move to a neutral bias over the next few months if economic data continues to support an economy growing below potential, this does not necessarily imply a near-term rate cut. Going forward, spread product - the portfolio's primary investment - should provide excess returns over Treasury securities. We continue to believe that institutional investors have invested cautiously during the period and have additional capacity for fixed income investments. Therefore, the portfolio will maintain its commitment to spread product.

UAM:  DSI BALANCED PORTFOLIO

The Balanced Portfolio has returned a net 7.76% for the twelve month period ending October 31, 2000, compared with the Blended Balanced Index comprised of the S&P 500 Index, Lehman Aggregate Index and the U.S. 3-month Treasury Bill Index return of 6.91% for the same period.

EQUITY MARKET COMMENTARY

Our investment strategy for the equity portion of the Balanced Portfolio is identical to that of the Disciplined Value Portfolio. Please refer to that section for equity commentary.

FIXED INCOME MARKET COMMENTARY

Our fixed income strategy is discussed in the section pertaining to our management of the Limited Maturity Bond Portfolio. In general, we have a market weighting in lower coupon mortgage-backed securities and an above average weighting in investment grade corporate bonds. Less-than-investment grade corporates are under the prospectus limit of ten percent.

ASSET MIX

As of October 31, 2000, the portfolio held 65.5% in equities and 34.4% in fixed income securities and cash equivalents.

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UAM FUNDS                                                         DSI PORTFOLIOS

UAM:  DSI MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7 day compounded yield of 6.31% on October 31, 2000, versus 6.01% for the iMoneynet All Taxable Average. The Money Market Portfolio had a return of 5.95% for the one-year period ended October 31, 2000, versus 5.70% for the iMoneynet All Taxable Average.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the portfolio. We have expanded our list of approved corporate names to include some overlooked programs. Money Market rates of interest are a direct function of the Federal Funds Rate and monetary policy.

The portfolio ended the period with 100% in discount commercial paper and mortgages. The portfolio average days to maturity ended at 27 days. The Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. The portfolio is managed according to 2a-7 guidelines however there is no assurance that the stable net asset value of $1.00 will be maintained.

Sincerely,

/s/ Peter M. Whitman, Jr.

Peter M. Whitman, Jr.
President & Chief Investment Officer
Dewey Square Investors Corporation

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UAM FUNDS                                                         DSI PORTFOLIOS

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Yield will fluctuate as market conditions change. An investment in the DSI Money Market portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.


                        For DSISmall Cap Value Portfolio
                           Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)


       1. Artesyn Technologies (6.1%)          6. RehabCare Group (3.8%)
       2. Waste Connections (5.0%)             7. Ann Taylor Stores (3.7%)
       3. Advanced Paradigm (4.9%)             8. Penn National Gaming (3.6%)
       4. Actel (4.7%)                         9. Cambrex (3.6%)
       5. Tetra Tech (4.5%)                   10. Progress Software (3.3%)

                       For DSIDisciplined Value Portfolio
                           Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)

       1. CIGNA (4.7%)                         6. Merrill Lynch (3.6%)
       2. United Technologies (4.3%)           7. Johnson & Johnson (3.5%)
       3. BPAmoco (ADR) (4.1%)                 8. Citigroup (3.3%)
       4. American Standard (3.7%)             9. Centurytel (3.2%)
       5. Chase Manhattan Bank (3.6%)         10. Compaq Computer (3.2%)

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UAM FUNDS                                                         DSI PORTFOLIOS

                      Definition of the Comparative Indices
                      -------------------------------------

Balanced Index is hypothetical benchmark index comprised of 50% S&P Index, 45% Lehman Aggregate Bond Index and 5% U.S. 3-Month Treasury Bill Index.

iMoneynet All Taxable Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

Lipper Equity Income Fund Index is an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to
4.99 years. Corporates are investment grade only (BBB or higher).

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

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UAM FUNDS                                                         DSI PORTFOLIOS

Standard & Poor's Small Cap 600 Index is an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

U.S. Three-Month Treasury Bill Average is the average return for all treasury bills for the previous three month period.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                           DSI SMALLCAP VALUE PORTFOLIO
                                                    October 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                           -------------------------
                                         Annualized
                           One Year     Inception to
                            Return          Date
                           -------------------------
                            55.08%          22.52%
                           -------------------------

                                    [GRAPH]

                DSI Small Cap    Russell 2000    Russell 2000    S & P Small
                 Value Fund         Index        Value Index    Cap 600 Index
                -------------    ------------    ------------   -------------
12/16/98           $10,000         $10,000         $10,000         $10,000
Oct 99             $ 9,439         $10,278         $ 9,508         $ 9,969
Oct 00             $14,638         $12,068         $11,153         $12,489






 * Beginning of operations.  Index comparisons begin on 11/30/98.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

          ----------------------------------------------------------
                     Annualized Annualized Annualized Annualized One Year 3 Year 5 Year 10 Year Inception to
           Return      Return      Return      Return       Date
          ----------------------------------------------------------
           7.21%        2.60%      11.36%      13.97%      10.56%
          ----------------------------------------------------------

                                    [GRAPH]

                        DSI        S & P 500
                    Disciplined    Composite
                       Value         Index
                    -----------    ---------
10/31/90              $10,000       $10,000
  Oct 91              $13,295       $13,348
  Oct 92              $14,246       $14,676
  Oct 93              $17,368       $16,860
  Oct 94              $17,973       $17,511
  Oct 95              $21,589       $22,135
  Oct 96              $26,537       $27,465
  Oct 97              $34,230       $36,282
  Oct 98              $35,726       $44,264
  Oct 99              $34,490       $55,626
  Oct 00              $36,976       $59,014


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                           -------------------------
                                         Annualized
                           One Year     Inception to
                            Return          Date
                           -------------------------
                             7.76%          3.75%
                           -------------------------

                                    [GRAPH]

                                   Salomon                              Lipper
              DSI      S & P 500    Lehman     3 Month   50/45 Blend   Balanced
            Balanced   Composite   Aggregate   Treasury  of the above    Funds
              Fund       Index    Bond Index  Bill Index   Indecies     Average
            --------   ---------  ----------  ---------- ------------  --------
12/27/97    $10,000     $10,000    $10,000     $10,000      $10,000     $10,000
0ct-98      $10,593     $11,455    $10,773     $10,428      $11,161     $10,623
Oct-99      $10,311     $14,407    $10,831     $10,912      $12,598     $11,853
Oct-00      $11,111     $15,285    $11,621     $11,539      $13,469     $12,788


 * Beginning of operations.  Index comparisons begin on 12/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

          -----------------------------------------------------------
                     Annualized  Annualized  Annualized   Annualized
          One Year     3 Year      5 Year     10 Year    Inception to
           Return      Return      Return      Return        Date
          -----------------------------------------------------------
            5.41%       3.82%       4.74%       6.02%        5.98%

                                    [GRAPH]

                    DSI Limited       MERRILL 1-5       LIPPER Short
                     Maturity       Year Corp/Gov't   Investment-Grade
                     Bond Fund        Bond Index        Debt Average
                    -----------     ---------------   ----------------
10/31/90              $10,000           $10,000            $10,000
  Oct 91              $11,372           $11,244            $11,173
  Oct 92              $12,513           $12,289            $12,077
  Oct 93              $13,166           $13,231            $12,923
  Oct 94              $12,983           $13,224            $12,998
  Oct 95              $14,227           $14,610            $14,090
  Oct 96              $14,986           $15,474            $14,871
  Oct 97              $16,025           $16,546            $15,811
  Oct 98              $16,839           $17,943            $16,767
  Oct 99              $17,014           $18,337            $17,287
  Oct 00              $17,934           $19,491            $18,283

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      OCTOBER 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

          ------------------------------------------------------------
                     Annualized  Annualized  Annualized   Annualized
          One Year     3 Year      5 Year     10 Year    Inception to
           Return      Return      Return     Return        Return
          ------------------------------------------------------------
            5.95%       5.37%       5.32%      4.77%         5.01%

                                    [GRAPH]

               DSI        iMoneyNet
             -------      ---------
10/31/90     $10,000       $10,000
Oct-91       $10,609       $10,616
Oct-92       $10,997       $11,009
Oct-93       $11,287       $11,308
Oct-94       $11,659       $11,689
Oct-95       $12,298       $12,323
Oct-96       $12,945       $12,939
Oct-97       $13,626       $13,592
Oct-98       $14,359       $14,288
Oct-99       $15,044       $14,940
Oct-00       $15,939       $15,792

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.9%

                                                        Shares          Value
                                                        ------          -----

CHEMICALS -- 5.9%
   Cambrex .................................            21,805        $  870,837
   OM Group ................................            12,280           567,950
                                                                      ----------
                                                                       1,438,787
                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 1.3%
   Channell Commercial* ....................             8,868            60,967
   Rohn Industries .........................            57,315           265,082
                                                                      ----------
                                                                         326,049
                                                                      ----------
COMPUTERS & Services -- 17.6%
   Aremissoft* .............................            12,056           515,394
   Artesyn Technologies* ...................            36,660         1,484,730
   Mastec* .................................            19,450           562,834
   Progress Software* ......................            51,470           804,219
   Sunquest* ...............................            32,200           334,075
   Sybase* .................................            26,800           559,450
                                                                      ----------
                                                                       4,260,702
                                                                      ----------
ELECTRONICS -- 15.1%
   Act Manufacturing* ......................            14,905           490,002
   Benchmark Electronics* ..................            13,240           532,910
   Excel Technology* .......................            14,000           350,000
   Lecroy* .................................            44,405           799,290
   Merix* ..................................            16,672           778,634
   Woodhead Industries .....................            31,680           696,960
                                                                      ----------
                                                                       3,647,796
                                                                      ----------
ENTERTAINMENT -- 3.6%
   Penn National Gaming* ...................            49,870           872,725
                                                                      ----------
ENVIRONMENTAL SERVICES -- 7.1%
   Casella Waste Systems, Cl A* ............            59,840           519,860
   Waste Connections* ......................            47,020         1,201,949
                                                                      ----------
                                                                       1,721,809
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares          Value
                                                        ------          -----

FINANCIAL SERVICES -- 8.1%
   Dain Rauscher* ..........................             3,935        $  369,152
   Hamilton Bank* ..........................            36,205           534,024
   Metris ..................................            23,180           750,452
   Tucker Anthony Sutro ....................            13,100           302,938
                                                                      ----------
                                                                       1,956,566
                                                                      ----------
INDUSTRIAL -- 1.6%
   Terex* ..................................            30,775           378,917
                                                                      ----------
INSURANCE -- 2.9%
   Radian Group ............................             9,725           689,259
                                                                      ----------
MEDICAL PRODUCTS & SERVICES -- 8.6%
   Advanced Paradigm* ......................            24,185         1,182,042
   RehabCare Group* ........................            21,060           909,529
                                                                      ----------
                                                                       2,091,571
                                                                      ----------
MISCELLANEOUS BUSINESS SERVICES -- 8.8%
   Filenet* ................................            27,015           715,898
   Startek* ................................            13,024           331,298
   Tetra Tech* .............................            31,205         1,082,423
                                                                      ----------
                                                                       2,129,619
                                                                      ----------
PETROLEUM & FUEL PRODUCTS -- 2.9%
   Helmerich & Payne .......................            14,400           452,700
   Noble Affiliates ........................             6,800           249,475
                                                                      ----------
                                                                         702,175
                                                                      ----------
RETAIL -- 6.2%
   Ann Taylor Stores* ......................            29,630           888,900
   Ross Stores .............................            46,755           616,582
                                                                      ----------
                                                                       1,505,482
                                                                      ----------
SEMICONDUCTORS -- 2.4%
   BTU International Incorporation* ........            19,950           236,906
   ESS Technology* .........................            22,792           353,276
                                                                      ----------
                                                                         590,182
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares         Value
                                                        ------         -----

SEMICONDUCTORS/INSTRUMENTS -- 4.7%
   Actel* .......................................       31,400     $  1,148,063
                                                                   ------------
TRANSPORTATION -- 1.1%
   Triumph Group* ...............................        7,710          262,140
                                                                   ------------
   Total Common Stocks
      (Cost $16,634,185) ........................                    23,721,842
                                                                   ------------

 SHORT-TERM INVESTMENT -- 2.2%

                                                       Face
                                                      Amount           Value
                                                      ------           -----
REPURCHASE AGREEMENT -- 2.2%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00 to be repurchased at $525,093,
      collaterized by $393,238 of various
      U.S. Treasury Obligations valued at
      $525,010 (Cost $525,000) ..................    $ 525,000          525,000
                                                                   ------------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $17,159,185) (a) ....................                    24,246,842
                                                                   ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%) ..                       (27,577)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ...................                  $ 24,219,265
                                                                   ============

  *  Non-Income Producing Security
 Cl  Class
(a) The cost for federal income tax purposes was $17,159,567. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $7,087,275. This consisted of aggregate gross unrealized appreciation for all securities of $7,938,762 and aggregate gross unrealized depreciation for all securities of $851,487.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 98.2%

                                                        Shares          Value
                                                        ------          -----

AIRCRAFT -- 4.2%
   United Technologies .....................            12,976        $  905,887
                                                                      ----------
APPAREL -- 4.1%
   Jones Apparel Group* ....................            14,000           389,375
   Liz Claiborne ...........................            11,800           501,500
                                                                      ----------
                                                                         890,875
                                                                      ----------
BANKS -- 4.5%
   Bank of America .........................             4,343           208,735
   Chase Manhattan Bank ....................            16,914           769,587
                                                                      ----------
                                                                         978,322
                                                                      ----------
CAPITAL GOODS -- 2.9%
   Tyco International ......................            11,000           623,562
                                                                      ----------
CHEMICALS -- 5.7%
   Air Products & Chemicals ................            12,000           447,750
   FMC* ....................................             7,200           547,200
   IMC Global ..............................            18,100           234,169
                                                                      ----------
                                                                       1,229,119
                                                                      ----------
COMMUNICATIONS -- 2.5%
   Philips Electronics .....................            13,473           538,078
                                                                      ----------
COMPUTERS & SERVICES -- 6.6%
   Compaq Computer .........................            21,933           666,983
   Electronics for Imaging* ................            14,817           229,663
   International Business Machines .........             5,310           523,035
                                                                      ----------
                                                                       1,419,681
                                                                      ----------
ELECTRICAL -- 3.6%
   American Standard* ......................            17,100           784,462
                                                                      ----------
ELECTRICAL SERVICES -- 2.9%
   Exelon ..................................            10,534           633,342
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares           Value
                                                        ------           -----

ELECTRONICS -- 2.1%
   Synopsys* ...............................            12,700        $  442,119
                                                                      ----------
ENERGY -- 5.8%
   BP Amoco ADR ............................            16,901           860,895
   Exxon Mobil .............................             4,300           383,506
                                                                      ----------
                                                                       1,244,401
                                                                      ----------
ENVIRONMENTAL SERVICES -- 2.1%
   Waste Management* .......................            22,300           446,000
                                                                      ----------
FINANCIAL SERVICES -- 11.8%
   Citigroup ...............................            13,196           694,439
   Fannie Mae ..............................             8,200           631,400
   Merrill Lynch ...........................            10,900           763,000
   Morgan Stanley Dean Witter ..............             5,629           452,079
                                                                      ----------
                                                                       2,540,918
                                                                      ----------
FOOD, BEVERAGE & TOBACCO -- 2.9%
   Philip Morris ...........................            17,300           633,612
                                                                      ----------
HEALTH CARE -- 2.6%
   Tenet Healthcare* .......................            14,400           566,100
                                                                      ----------
INSURANCE -- 10.8%
   CIGNA ...................................             8,200           999,990
   Radian Group ............................             6,600           467,775
   UnumProvident ...........................            16,800           474,600
   Wellpoint Health Networks ...............             3,300           385,894
                                                                      ----------
                                                                       2,328,259
                                                                      ----------
MEDICAL PRODUCTS -- 3.5%
   Johnson & Johnson .......................             8,100           746,212
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares           Value
                                                        ------           -----

PAPER & PAPER PRODUCTS -- 2.9%
   Boise Cascade ...........................             8,500       $   243,844
   Smurfit-Stone Container* ................            12,128           162,970
   Temple-Inland ...........................             4,800           214,800
                                                                     -----------
                                                                         621,614
                                                                     -----------
PRINTING & PUBLISHING -- 2.9%
   Reader's Digest, Cl A ...................            17,300           634,694
                                                                     -----------
RAILROADS -- 2.7%
   Union Pacific ...........................            12,300           576,563
                                                                     -----------
RETAIL -- 4.4%
   Federated Department Stores* ............            11,800           384,238
   TJX .....................................            20,272           552,412
                                                                     -----------
                                                                         936,650
                                                                     -----------
TELEPHONES & TELECOMMUNICATION -- 6.7%
   Centurytel ..............................            17,500           673,750
   SBC Communications ......................             8,900           513,419
   Verizon Communications ..................             4,469           258,364
                                                                     -----------
                                                                       1,445,533
                                                                     -----------
   TOTAL COMMON STOCKS
      (Cost $18,437,665) ...................                          21,166,003
                                                                     -----------
   TOTAL INVESTMENTS -- 98.2%
      (Cost $18,437,665) (a) ...............                          21,166,003
                                                                     -----------
   OTHER ASSETS AND LIABILITIES,
      NET -- 1.8% ..........................                             390,919
                                                                     -----------
   TOTAL NET ASSETS -- 100.0% ..............                         $21,556,922
                                                                     ===========

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $18,533,771. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $2,632,232. This consisted of aggregate gross unrealized appreciation for all securities of $3,928,378 and aggregate gross unrealized depreciation for all securities of $1,296,146.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 65.5%

                                                        Shares           Value
                                                        ------           -----

AIRCRAFT -- 2.6%
   United Technologies .....................             6,900          $481,706
                                                                        --------
APPAREL -- 2.2%
   Jones Apparel Group* ....................             6,600           183,562
   Liz Claiborne ...........................             5,200           221,000
                                                                        --------
                                                                         404,562
                                                                        --------
BANKS -- 2.9%
   Bank of America .........................             2,561           123,088
   Chase Manhattan Bank ....................             8,850           402,675
                                                                        --------
                                                                         525,763
                                                                        --------
CAPITAL GOODS -- 1.9%
   Tyco International ......................             6,200           351,462
                                                                        --------
CHEMICALS -- 4.7%
   Air Products & Chemicals ................             5,900           220,144
   Cambrex .................................             3,300           131,794
   FMC .....................................             3,600           273,600
   IMC Global ..............................             6,700            86,681
   OM Group ................................             3,400           157,250
                                                                        --------
                                                                         869,469
                                                                        --------
COMMUNICATIONS -- 1.6%
   Philips Electronics .....................             7,457           297,814
                                                                        --------
COMPUTERS & SERVICES -- 5.2%
   Artesyn Technologies* ...................             6,000           243,750
   Compaq Computer .........................            11,060           336,335
   Electronics for Imaging* ................             6,929           107,399
   International Business Machines .........             2,700           265,950
                                                                        --------
                                                                         953,434
                                                                        --------
ELECTRICAL -- 2.0%
   American Standard Companies* ............             7,900           362,412
                                                                        --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares           Value
                                                        ------           -----

ELECTRICAL SERVICES -- 1.9%
   Exelon ..................................             5,950        $  357,744
                                                                      ----------
ELECTRONICS -- 1.1%
   Synopsys* ...............................             6,000           208,875
                                                                      ----------
ENERGY -- 3.6%
   BP Amoco ADR ............................             9,012           459,049
   Exxon Mobil .............................             2,300           205,131
                                                                      ----------
                                                                         664,180
                                                                      ----------
ENVIRONMENTAL SERVICES -- 2.3%
   Waste Connections* ......................             8,100           207,056
   Waste Management ........................            10,800           216,000
                                                                      ----------
                                                                         423,056
                                                                      ----------
FINANCIAL SERVICES -- 7.5%
   Citigroup ...............................             6,997           368,217
   Fannie Mae ..............................             4,200           323,400
   Merrill Lynch ...........................             6,400           448,000
   Morgan Stanley Dean Witter ..............             2,986           239,813
                                                                      ----------
                                                                       1,379,430
                                                                      ----------
FOOD, BEVERAGE & TOBACCO -- 1.7%
   Philip Morris ...........................             8,800           322,300
                                                                      ----------
INSURANCE -- 5.6%
   CIGNA ...................................             2,800           341,460
   Radian Group ............................             3,300           233,887
   UnumProvident ...........................             9,700           274,025
   Wellpoint Health Networks* ..............             1,500           175,406
                                                                      ----------
                                                                       1,024,778
                                                                      ----------
MEDICAL PRODUCTS & SERVICES -- 3.1%
   Johnson & Johnson .......................             3,000           276,375
   Tenet Healthcare* .......................             7,400           290,912
                                                                      ----------
                                                                         567,287
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares           Value
                                                        ------           -----

MISCELLANEOUS BUSINESS SERVICES -- 0.9%
   Filenet* ................................             6,300        $  166,950
                                                                      ----------
PAPER & PAPER PRODUCTS -- 1.6%
   Boise Cascade ...........................             3,850           110,447
   Smurfit-Stone Container* ................             6,200            83,312
   Temple-Inland ...........................             2,250           100,687
                                                                      ----------
                                                                         294,446
                                                                      ----------
PRINTING & PUBLISHING -- 1.7%
   Reader's Digest, Cl A ...................             8,750           321,016
                                                                      ----------
RAILROADS -- 1.3%
   Union Pacific ...........................             5,050           236,719
                                                                      ----------
RETAIL -- 2.4%
   Federated Department Stores* ............             5,200           169,325
   TJX .....................................             9,793           266,859
                                                                      ----------
                                                                         436,184
                                                                      ----------
SEMICONDUCTORS -- 0.5%
   ESS Technology* .........................             5,990            92,845
                                                                      ----------
SEMICONDUCTORS/INSTRUMENTS -- 1.1%
   Actel* ..................................             5,500           201,437
                                                                      ----------
SOFTWARE/SERVICES -- 1.5%
   Progress Software* ......................            17,400           275,138
                                                                      ----------
TELEPHONES & TELECOMMUNICATION -- 4.6%
   Centurytel ..............................             8,500           327,250
   Mastec* .................................             3,900           112,856
   SBC Communications ......................             4,800           276,900
   Verizon Communications ..................             2,220           128,344
                                                                      ----------
                                                                         845,350
                                                                      ----------
   TOTAL COMMON STOCKS
      (Cost $10,336,736) ...................                          12,064,357
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Face
                                                        Amount           Value
                                                        ------           -----

COMPUTERS & SERVICES -- 0.8%
   First Data MTN
      6.375%, 12/15/07 .....................          $150,000          $143,317
                                                                        --------
FINANCIAL SERVICES -- 2.6%
   Leucadia National
      7.750%, 08/15/13 .....................           250,000           228,438
   MBNA Master Credit Card Trust 2000-I A
      6.900%, 01/15/08 .....................           250,000           251,308
                                                                        --------
                                                                         479,746
                                                                        --------
FOOD, BEVERAGE & TOBACCO -- 0.4%
   Joseph E. Seagram & Sons
      7.000%, 04/15/08 .....................            75,000            77,156
                                                                        --------
INSURANCE -- 0.5%
   First Colony
      6.625%, 08/01/03 .....................            85,000            84,681
                                                                        --------
RETAIL -- 2.7%
   Harcourt General
      8.875%, 06/01/22 .....................           250,000           250,938
   Kroger
      7.150%, 03/01/03 .....................           250,000           248,438
                                                                        --------
                                                                         499,376
                                                                        --------
TELEPHONES & TELECOMMUNICATION -- 0.9%
   GTE Hawaiian Telephone
      7.375%, 09/01/06 .....................           175,000           175,000
                                                                        --------
UTILITIES -- 6.6%
   Boston Edison
      6.800%, 03/15/03 .....................           325,000           322,563
   Emerson Electric
      5.500%, 09/15/08 .....................           200,000           180,500

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Face
                                                        Amount           Value
                                                        ------           -----

UTILITIES -- continued
   Kansas Gas & Electric
      6.200%, 01/15/06 .....................        $  250,000        $  225,540
   Potomac Electric Power
      6.250%, 10/15/07 .....................           500,000           484,375
                                                                      ----------
                                                                       1,212,978
                                                                      ----------
   TOTAL CORPORATE BONDS
      (Cost $2,769,845) ....................                           2,672,254
                                                                      ----------

U.S. TREASURY OBLIGATIONS -- 3.3%

   U.S. Treasury Bill
      6.160%, 01/25/01(A)+ .................            15,000            14,781
   U.S. Treasury Bond
       6.250%, 08/15/23 ....................           125,000           128,943
   U.S. Treasury Notes
      5.625%, 02/28/01 .....................           150,000           149,612
      5.750%, 08/15/03 .....................            50,000            49,813
      6.500%, 05/15/05 .....................           150,000           154,065
   U.S. Treasury STRIPS
      0.000%, 11/15/04 .....................           150,000           118,887
                                                                      ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $551,518) ......................                             616,101
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.6%

   Indonesia AID
      9.020%, 08/01/19 (Cost $317,108) .....           294,281           295,000
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- 14.2%

                                                                        Face
                                                                       Amount         Value
                                                                       ------         -----
     Federal Home Loan Mortgage Corporation
      6.500%, 12/01/14 ..........................................    $  186,503    $  182,655
      8.000%, 03/01/28 ..........................................       349,299       353,990
      7.000%, 10/01/29 ..........................................       384,648       377,194
   Federal National Mortgage Association
      7.000%, 11/01/11 ..........................................       286,095       284,573
      9.000%, 06/01/25 ..........................................        27,744        28,593
      9.000%, 06/01/25 ..........................................        77,931        80,317
      6.500%, 07/01/26 ..........................................       314,724       302,529
      7.000%, 10/01/27 ..........................................       116,126       113,840
      6.500%, 06/01/28 ..........................................       303,690       291,922
      6.000%, 07/01/28 ..........................................       532,197       499,100
   Federal National Mortgage Association, Ser 1998-M4, Cl B REMIC
      6.424%, 12/25/23 ..........................................       100,000        97,349
                                                                                   ----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS
      (Cost $2,650,753) .........................................                   2,612,062
                                                                                   ----------

 COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%

   The Money Store Home Equity Trust, Ser 1996-B Cl A7
      7.550%, 06/15/20 ..........................................        94,982        94,850
   UCFC Home Equity Loan, Ser 1995-C1 Cl A3
      6.775%, 09/10/17 ..........................................         1,898         1,894
                                                                                   ----------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $96,871) ............................................                      96,744
                                                                                   ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.3%

                                                                          Face
                                                                         Amount         Value
                                                                         ------         -----
REPURCHASE AGREEMENT -- 0.3%

   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00 to be repurchased at $58,010,
      collaterized by $43,443 of various U.S. Treasury Obligations
      valued at $58,001 (Cost $58,000) ...........................    $    58,000    $    58,000
                                                                                     -----------
   TOTAL INVESTMENTS -- 99.9%
      (Cost $16,780,831) (a) .....................................                    18,414,518
                                                                                     -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.1% .....................                        11,713
                                                                                     -----------
   TOTAL NET ASSETS -- 100.0% ....................................                   $18,426,231
                                                                                     ===========

     *  Non-Income Producing Security
   (A) The rate reported on the Portfolio of Investments represents the security's discount rate at purchase. + All or a portion of this security was pledged to cover margin requirements for open futures contracts.
   ADR  American Depositary Receipt
   AID  Agency for International Development
    Cl  Class
   MTN  Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
   Ser  Series
STRIPS  Separately Traded Registered Interest and Principal Securities

   (a) The cost for federal income tax purposes was $16,805,272. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,609,246. This consisted of aggregate gross unrealized appreciation for all securities of $2,442,620 and aggregate gross unrealized depreciation for all securities of $833,374.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 24.0%

                                                           Face
                                                          Amount        Value
                                                          ------        -----

AUTOMOTIVE -- 3.0%
   Ford Motor Credit (A)
      6.911%, 08/01/02 ...........................     $  400,000     $  399,103
                                                                      ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.5%
   CSC Holdings
      9.250%, 11/01/05 ...........................        325,000        326,625
                                                                      ----------
ELECTRICAL SERVICES -- 1.5%
   Penn Power and Light
      6.500%, 04/01/05 ...........................        200,000        195,500
                                                                      ----------
ENTERTAINMENT -- 0.0%
   Time Warner
      9.125%, 01/15/13 ...........................          5,000          5,587
                                                                      ----------
FINANCIAL SERVICES -- 2.4%
   Finova Capital
      6.900%, 06/19/04 ...........................        520,000        312,000
                                                                      ----------
FOOD, BEVERAGE & TOBACCO -- 0.8%
   Joseph E. Seagram & Sons
      7.000%, 04/15/08 ...........................        100,000        102,875
                                                                      ----------
INDUSTRIAL -- 10.8%
   Harcourt General
      8.875%, 06/01/22 ...........................        500,000        501,875
   Philip Morris
      6.950%, 06/01/06 ...........................        300,000        298,208
   Phillips Petroleum
      9.180%, 09/15/21 ...........................        600,000        630,750
                                                                      ----------
                                                                       1,430,833
                                                                      ----------
PETROLEUM REFINING -- 1.8%
   Amoco BPA Eurobond
      6.000%, 06/09/08 ...........................        250,000        234,700
                                                                      ----------
UTILITIES-ELECTRIC -- 1.2%
   Limestone Electron Trust
      8.625%, 03/15/03 ...........................        150,000        152,625
                                                                      ----------
   TOTAL CORPORATE BONDS & Notes
      (Cost $3,384,743) ..........................                     3,159,848
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 17.4%

                                                           Face
                                                          Amount        Value
                                                          ------        -----
   U.S. Treasury Bill
      6.160%, 01/25/01(B)+ .........................    $   20,000    $   19,709
   U.S. Treasury Bond
      6.500%, 02/15/10 .............................       250,000       261,697
   U.S. Treasury Notes
      5.625%, 02/28/01 .............................       450,000       448,834
      5.750%, 08/15/03 .............................       770,000       767,112
      6.500%, 05/15/05 .............................       775,000       796,002
                                                                      ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $2,252,960) ............................                   2,293,354
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.3%

   Federal Home Loan Mortgage Corporation
      7.050%, 06/08/05 .............................       850,000       842,512
      6.570%, 07/30/08 .............................     1,000,000       961,910
      6.540%, 08/26/08 .............................       500,000       480,064
      6.435%, 09/08/08 .............................       500,000       477,975
      6.250%, 01/21/09 .............................       500,000       472,660
      8.500%, 11/01/24 .............................       405,822       415,330
   Indonesia AID
      9.020%, 08/01/19 .............................       588,563       589,999
   Student Loan Marketing Association
      6.300%, 11/01/00 .............................       151,000       151,000
                                                                      ----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $4,562,984) ............................                   4,391,450
                                                                      ----------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 11.3%

   Federal National Mortgage Association
      6.500%, 03/01/13 .............................       513,976       503,697
      9.500%, 08/01/21 .............................       133,253       138,292
      9.000%, 06/01/25 .............................       209,918       216,346
      7.000%, 10/01/27 .............................       642,309       629,662
                                                                      ----------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (Cost $1,512,950) ............................                   1,487,997
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITY -- 4.4%

                                                                     Face
                                                                    Amount         Value
                                                                    ------         -----
   MBNA Master Credit Card Trust 2000-I A
      6.900%, 01/15/08 (Cost $590,254) ......................    $   585,000    $   588,060
                                                                                -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%

   Advanta Mortgage Loan Trust, Ser 1996-2, Cl A3
      7.440%, 08/25/18 ......................................         93,386         92,996
   Deutsche Mortgage and Asset Receiving, Ser 1998-C1, Cl A2
      6.538%, 02/15/08 ......................................        700,000        672,763
   Merrill Lynch Mortgage Investors STRIPS, Ser 1994-A, Cl A4
      6.346%, 02/15/09 ......................................         12,674         12,442
   Money Store Home Equity Trust, Ser 96-B, Cl A7
      7.550%, 06/15/20 ......................................        311,660        311,227
                                                                                -----------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $1,129,067) .....................................                     1,089,428
                                                                                -----------
   TOTAL INVESTMENTS -- 98.6%
      (Cost $13,432,958) (a) ................................                    13,010,137
                                                                                -----------
   OTHER ASSETS AND LIABILITIES, NET -- 1.4% ................                       183,193
                                                                                -----------
   TOTAL NET ASSETS -- 100.0% ...............................                   $13,193,330
                                                                                ===========

     + All or a portion of this security was pledged to cover margin requirements for open futures contracts.
   (A) The rate reported on the Portfolio of Investments is the effective yield as of October 31, 2000.
   (B) The rate reported on the Portfolio of Investments is the security's discount rate at purchase. AID Agency for International Development
    Cl Class
   Ser Series
STRIPS Separately Traded Registered Interest and Principal Securities
   (a) The cost for federal income tax purposes was $13,432,958. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $422,821. This consisted of aggregate gross unrealized appreciation for all securities of $51,078 and aggregate gross unrealized depreciation for all securities of $473,899.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      October 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMERCIAL PAPER - 90.4%

                                                       Face           Amortized
                                                      Amount            Cost
                                                      ------          ---------

CHEMICALS -- 4.7%
   Dupont Ei Nemours
      6.460%, 11/29/00 .....................       $ 4,000,000       $ 3,979,902
                                                                     -----------
ELECTRICAL SERVICES -- 8.2%
   Duke Energy
      6.450%, 11/07/00 .....................         2,845,000         2,841,942
   Potomac Electric Power
      6.480%, 11/13/00 .....................         4,000,000         3,991,360
                                                                     -----------
                                                                       6,833,302
                                                                     -----------
FINANCIAL SERVICES -- 27.8%
   Caterpillar Financial
      6.130%, 11/14/00 .....................         2,000,000         1,995,573
   First Data
      6.450%, 12/05/00 .....................         4,000,000         3,975,633
   Ford Motor Credit
      6.460%, 11/03/00 .....................         4,000,000         3,998,565
   GE Capital
      6.470%, 11/02/00 .....................         3,000,000         2,999,461
   GMAC
      6.480%, 11/21/00 .....................         4,000,000         3,985,600
   IBM Credit
      6.450%, 11/02/00 .....................         2,293,000         2,292,589
   Merrill Lynch
      6.480%, 11/01/00 .....................         4,000,000         4,000,000
                                                                     -----------
                                                                      23,247,421
                                                                     -----------
FOOD, BEVERAGE & Tobacco -- 16.3%
   Archer Daniels
      6.470%, 12/12/00 .....................         3,100,000         3,077,157
   Brown-Forman
      6.500%, 11/08/00 .....................         3,500,000         3,495,576
   Coca-Cola
      6.460%, 11/17/00 .....................         4,000,000         3,988,516
   Philip Morris
      6.480%, 11/10/00 .....................         3,100,000         3,094,978
                                                                     -----------
                                                                      13,656,227
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      October 31, 2000
--------------------------------------------------------------------------------

COMMERCIAL PAPER - continued

                                                         Face         Amortized
                                                        Amount          Cost
                                                        ------        ---------

INSURANCE -- 4.8%
   AIG Funding
      6.470%, 11/02/00 .........................     $ 4,000,000     $ 3,999,281
                                                                     -----------
NATURAL GAS -- 4.8%
   Washington Gas & Light
      6.480%, 11/17/00 .........................       4,000,000       3,988,480
                                                                     -----------
PHARMACEUTICALS -- 9.5%
   Merck
      6.460%, 11/29/00 .........................       4,000,000       3,979,902
   SmithKline Beecham
      6.500%, 11/07/00 .........................       4,000,000       3,995,667
                                                                     -----------
                                                                       7,975,569
                                                                     -----------
PRINTING & PUBLISHING -- 4.8%
   Gannett
      6.500%, 11/14/00 .........................       4,000,000       3,990,611
                                                                     -----------
REAL ESTATE -- 4.7%
   USAA Capital
      6.450%, 12/08/00 .........................       4,000,000       3,973,483
                                                                     -----------
TELECOMMUNICATIONS -- 4.8%
   Verizon Net Funding
      6.470%, 11/03/00 .........................       4,000,000       3,998,562
                                                                     -----------
   TOTAL COMMERCIAL PAPER
      (Cost $75,642,838) .......................                      75,642,838
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.7%

   Federal Farm Credit Bank
      6.750%, 01/02/01 .........................       1,435,000       1,418,318
   Federal Home Loan Bank
      6.710%, 05/24/01 .........................       5,000,000       4,809,883
   World Bank U.S. Government Agency
      6.410%, 11/03/00 .........................       2,744,000       2,743,023
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $8,971,224) ........................                       8,971,224
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      October 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITY -- 0.2%

                                                        Face         Amortized
                                                       Amount          Cost
                                                       ------        ---------

   CNH Equipment Trust, Ser 2000-1, Cl A1 A
      6.178%, 04/09/01 (Cost $154,597) ...........  $    154,597   $    154,597
                                                                   ------------
   TOTAL INVESTMENTS -- 101.3%
      (Cost $84,768,659) (a) .....................                   84,768,659
                                                                   ------------
   OTHER ASSETS AND LIABILITIES, NET -- (1.3%) ...                   (1,103,166)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ....................                 $ 83,665,493
                                                                   ============

 Cl  Class
(a)  Aggregate cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                       DSI PORTFOLIOS
                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                         DSI
                                                        DSI             DSI                            Limited            DSI
                                                     Small Cap      Disciplined          DSI           Maturity          Money
                                                       Value           Value           Balanced          Bond            Market
                                                     Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
                                                    ------------    ------------     ------------     ------------     ------------

Assets
Investments, at Cost ...........................    $ 17,159,185    $ 18,437,665     $ 16,780,831     $ 13,432,958     $ 84,768,659
                                                    ============    ============     ============     ============     ============
Investments, at Value -- Note A ................    $ 24,246,842    $ 21,166,003     $ 18,414,518     $ 13,010,137     $ 84,768,659
Receivable for Investments Sold ................          61,457         927,319               --             --                 --
Cash ...........................................             973              --              223              145               87
Receivable for Portfolio Shares Sold ...........          90,574           5,000               --               --            2,035
Dividends and Interest Receivable ..............              93          19,258           76,837          216,404              424
Other Assets ...................................           2,931           3,778            1,794            5,816            7,118
                                                    ------------    ------------     ------------     ------------     ------------
   Total Assets ................................      24,402,870      22,121,358       18,493,372       13,232,502       84,778,323
                                                    ------------    ------------     ------------     ------------     ------------
Liabilities
Payable for Investments Purchased ..............         135,489              --               --             --                 --
Payable for Daily Variation on
   Futures Contracts -- Note A .................              --              --            2,000            1,172               --
Payable for Investment Advisory Fees
  -- Note B ....................................          13,582          13,269           17,369            5,150           13,807
Payable for Administrative Fees
  -- Note C ....................................          10,628          10,127            8,851            8,514           13,227
Payable for Custodian Fees -- Note D ...........           3,200           2,500            4,200            3,750            5,300
Payable for Portfolio Shares Redeemed ..........              --           4,856               --              250          584,634
Payable to Custodian Bank
  -- Note D ....................................              --         501,901               --               --               --
Payable for Directors' Fees -- Note F ..........             850           1,500            1,250              850            1,250
Payable for Distributions ......................              --              --               --               --          462,029
Other Liabilities ..............................          19,856          30,283           33,471           19,486           32,583
                                                    ------------    ------------     ------------     ------------     ------------
Total Liabilities ..............................         183,605         564,436           67,141           39,172        1,112,830
                                                    ------------    ------------     ------------     ------------     ------------
Net Assets .....................................    $ 24,219,265    $ 21,556,922     $ 18,426,231     $ 13,193,330     $ 83,665,493
                                                    ============    ============     ============     ============     ============
Net Assets Consist of:
Paid in Capital ................................      16,873,733      24,578,824       18,973,246       16,442,632       83,682,839
Undistributed Net Investment Income ............              --              --           41,904           61,698               --
Accumulated Net Realized Gain (Loss) ...........         257,875      (5,750,240)      (2,223,044)      (2,891,320)         (17,346)
Unrealized Appreciation (Depreciation) .........       7,087,657       2,728,338        1,634,125         (419,680)              --
                                                    ------------    ------------     ------------     ------------     ------------
Net Assets .....................................    $ 24,219,265    $ 21,556,922     $ 18,426,231     $ 13,193,330     $ 83,665,493
                                                    ============    ============     ============     ============     ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001
   par value) (Authorized 25,000,000) ..........       1,654,038       2,292,389        2,093,364        1,489,490       83,683,364
Net Asset Value, Offering and
   Redemption Price Per Share ..................    $      14.64    $       9.40     $       8.80     $       8.86     $       1.00
                                                    ============    ============     ============     ============     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                         DSI                                              DSI
                                                        Small             DSI                           Limited            DSI
                                                         Cap          Disciplined         DSI           Maturity          Money
                                                        Value            Value          Balanced          Bond            Market
                                                      Portfolio        Portfolio        Portfolio       Portfolio        Portfolio
                                                    -----------      ------------     ------------     -----------      -----------
Investment Income
Dividends .....................................     $    50,474      $   403,663      $   172,708      $        --      $        --
Interest ......................................          60,706           18,823          524,884        1,134,640        6,509,454
Less: Foreign Taxes Withheld ..................              --           (6,778)          (2,866)              --               --
                                                    -----------      -----------      -----------      -----------      -----------
   Total Income ...............................         111,180          415,708          694,726        1,134,640        6,509,454
                                                    -----------      -----------      -----------      -----------      -----------
Expenses
Investment Advisory Fees - Note B .............         175,871          199,571          127,380           77,195          417,548
Administrative Fees - Note C ..................          98,247          125,339           95,623           91,853          143,829
Custodian Fees - Note D .......................           6,959            8,606            9,355           14,195           36,175
Distribution and Service Plan Fees
   Institutional Service Class - Note E .......              --            1,144               --               --               --
Directors' Fees - Note F ......................           3,367            4,598            3,687            3,264            4,955
Audit Fees ....................................          13,333           16,888           15,252           13,738           15,586
Legal Fees ....................................           1,160            1,542            1,207              872            5,467
Printing Fees .................................           7,329           19,628           10,698           11,808           22,584
Registration and Filing Fees ..................          16,416           19,274           19,440           10,563           17,565
Shareholder Servicing Fees - Note G ...........           2,502            7,364           29,430              639           47,717
Other Expenses ................................           5,412            8,714            5,219            4,767           20,224
Investment Advisory Fees Waived -
   Note B .....................................         (22,549)              --               --               --         (229,809)
                                                    -----------      -----------      -----------      -----------      -----------
Net Expenses Before Expense Offset ............         308,047          412,668          317,291          228,894          501,841
                                                    -----------      -----------      -----------      -----------      -----------
Expense Offset - Note A .......................          (1,136)            (348)             (13)          (1,338)         (10,872)
                                                    -----------      -----------      -----------      -----------      -----------
   Net Expenses After Expense
   Offset .....................................         306,911          412,320          317,278          227,556          490,969
                                                    -----------      -----------      -----------      -----------      -----------
Net Investment Income (Loss) ..................        (195,731)           3,388          377,448          907,084        6,018,485
                                                    -----------      -----------      -----------      -----------      -----------
Net Realized Gain (Loss) on:
   Investments ................................         825,960       (5,292,742)      (2,114,103)        (447,999)          (3,660)
   Futures Contracts ..........................              --               --           23,724           13,792               --
                                                    -----------      -----------      -----------      -----------      -----------
Net Realized Gain (Loss) on
   Investment and Future Contracts ............         825,960       (5,292,742)      (2,090,379)        (434,207)          (3,660)
                                                    -----------      -----------      -----------      -----------      -----------
Net Change in Unrealized
   Appreciation (Depreciation) on:
   Investments ................................       7,634,409        6,445,854        2,948,074          370,995               --
   Futures Contracts ..........................              --               --            1,296            3,378               --
                                                    -----------      -----------      -----------      -----------      -----------
Net Change in Unrealized
   Appreciation (Depreciation) ................       7,634,409        6,445,854        2,949,370          374,373               --
                                                    -----------      -----------      -----------      -----------      -----------
Net Gain (Loss) ...............................       8,460,369        1,153,112          858,991          (59,834)          (3,660)
                                                    -----------      -----------      -----------      -----------      -----------
Net Increase in Net Assets
   Resulting from Operations ..................     $ 8,264,638      $ 1,156,500      $ 1,236,439      $   847,250      $ 6,014,825
                                                    ===========      ===========      ===========      ===========      ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  December 16,
                                                                                Year Ended          1998* to
                                                                                October 31,        October 31,
                                                                                   2000               1999
                                                                              -------------       ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss .............................................          $   (195,731)       $   (158,979)
   Net Realized Gain (Loss) ........................................               825,960            (372,355)
   Net Change in Unrealized Appreciation (Depreciation) ............             7,634,409            (546,751)
                                                                              ------------        ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations ...............................................             8,264,638          (1,078,085)
                                                                              ------------        ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ..........................................................             8,459,736          17,491,674
   Redeemed ........................................................            (8,398,249)           (520,449)
                                                                              ------------        ------------
   Net Increase from Capital Share Transactions: ...................                61,487          16,971,225
                                                                              ------------        ------------
         Total Increase ............................................             8,326,125          15,893,140
Net Assets:
   Beginning of Period .............................................            15,893,140                  --
                                                                              ------------        ------------
   End of Period (including undistributed net investment
     income of $0 and $0, respectively) ............................          $ 24,219,265        $ 15,893,140
                                                                              ============        ============

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Year Ended          Year Ended
                                                             October 31,         October 31,
                                                                2000                1999
                                                           -------------        -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ........................          $      3,388         $    678,619
   Net Realized Gain (Loss) .....................            (5,292,742)           5,588,615
   Net Change in Unrealized
     Appreciation (Depreciation) ................             6,445,854           (5,103,926)
                                                           ------------         ------------
   Net Increase in Net Assets Resulting
     from Operations ............................             1,156,500            1,163,308
                                                           ------------         ------------
Distributions:
    Net Investment Income:
       Institutional Class ......................              (146,422)            (663,362)
       Institutional Service Class ..............                   (13)             (75,165)
    Net Realized Gain:
       Institutional Class ......................            (5,783,647)          (7,217,145)
       Institutional Service Class ..............                (1,972)          (1,845,173)
                                                           ------------         ------------
   Total Distributions ..........................            (5,932,054)          (9,800,845)
                                                           ------------         ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued .......................................             3,713,350           10,958,386
   In Lieu of Cash Distributions ................             5,674,977            7,838,345
   Redeemed .....................................           (22,247,867)         (41,532,201)
                                                           ------------         ------------
   Net Decrease from
     Institutional Class Shares .................           (12,859,540)         (22,735,470)
                                                           ------------         ------------
Institutional Service Class: (B)
   Issued .......................................               136,875            1,663,181
   In Lieu of Cash Distributions ................                 1,985            1,920,338
   Redeemed .....................................            (2,807,091)         (17,090,102)
                                                           ------------         ------------
   Net Decrease from Institutional
     Service Class Shares .......................            (2,668,231)         (13,506,583)
                                                           ------------         ------------
   Net Decrease from Capital
     Share Transactions .........................           (15,527,771)         (36,242,053)
                                                           ------------         ------------
        Total Decrease ..........................           (20,303,325)         (44,879,590)
Net Assets:
   Beginning of Period ..........................            41,860,247           86,739,837
                                                           ------------         ------------
   End of Period (including undistributed
     net investment income of
     $0 and $100,466, respectively) .............          $ 21,556,922         $ 41,860,247
                                                           ============         ============

(B) Institutional Service Class fully liquidated its assets on May 2, 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                             Year Ended           Year Ended
                                                             October 31,          October 31,
                                                                2000                 1999
                                                           --------------       -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................          $    377,448        $    840,647
   Net Realized Gain (Loss) ......................            (2,090,379)          2,337,455
   Net Change in Unrealized
     Appreciation (Depreciation) .................             2,949,370          (1,363,156)
                                                            ------------        ------------
   Net Increase in Net Assets
     Resulting from Operations ...................             1,236,439           1,814,946
                                                            ------------        ------------
Distributions:
   Net Investment Income .........................              (447,003)           (889,522)
   Net Realized Gain .............................            (2,428,585)         (1,439,425)
                                                            ------------        ------------
   Total Distributions ...........................            (2,875,588)         (2,328,947)
                                                            ------------        ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ........................................             1,036,669           4,125,694
   In Lieu of Cash Distributions .................             2,875,588           2,314,685
   Redeemed ......................................            (8,566,443)        (15,173,864)
                                                            ------------        ------------
   Net Decrease from Capital
     Share Transactions ..........................            (4,654,186)         (8,733,485)
                                                            ------------        ------------
       Total (Decrease) ..........................            (6,293,335)         (9,247,486)
Net Assets:
   Beginning of Period ...........................            24,719,566          33,967,052
                                                            ------------        ------------
   End of Period (including undistributed
     net investment income of $41,904
     and $111,646, respectively) .................          $ 18,426,231        $ 24,719,566
                                                            ============        ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Year Ended           Year Ended
                                                              October 31,          October 31,
                                                                 2000                 1999
                                                             ------------         ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ..............................      $    907,084         $  1,647,224
   Net Realized Loss ..................................          (434,207)            (397,108)
   Net Change in Unrealized
     Appreciation (Depreciation) ......................           374,373             (944,252)
                                                             ------------         ------------
   Net Increase in Net Assets
     Resulting from Operations ........................           847,250              305,864
                                                             ------------         ------------
Distributions:
   Net Investment Income ..............................        (1,033,853)          (1,706,809)
                                                             ------------         ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued .............................................           252,713           20,557,641
   In Lieu of Cash Distributions ......................         1,014,914            1,662,227
   Redeemed ...........................................        (8,748,389)         (35,945,818)
                                                             ------------         ------------
   Net Decrease from Capital
     Share Transactions: ..............................        (7,480,762)         (13,725,950)
                                                             ------------         ------------
         Total Decrease ...............................        (7,667,365)         (15,126,895)
Net Assets:
   Beginning of Period ................................        20,860,695           35,987,590
                                                             ------------         ------------
   End of Period (including undistributed
     net investment income of $61,698
     and $188,467, respectively) ......................      $ 13,193,330         $ 20,860,695
                                                             ============         ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                            Year Ended           Year Ended
                                                            October 31,          October 31,
                                                                2000                1999
                                                          --------------        -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ............................     $   6,018,485         $   5,452,845
   Net Realized Gain (Loss) .........................            (3,660)                  668
                                                          -------------         -------------
   Net Increase in Net Assets
     Resulting from Operations ......................         6,014,825             5,453,513
                                                          -------------         -------------
Distributions:
   Net Investment Income ............................        (6,018,453)           (5,452,821)
                                                          -------------         -------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ...........................................       427,167,089           677,244,037
   In Lieu of Cash Distributions ....................         2,490,865             1,945,263
   Redeemed .........................................      (472,368,535)         (703,671,169)
                                                          -------------         -------------
   Net Decrease from
     Capital Share Transactions: ....................       (42,710,581)          (24,481,869)
                                                          -------------         -------------
         Total Decrease .............................       (42,714,209)          (24,481,177)
Net Assets:
   Beginning of Period ..............................       126,379,702           150,860,879
                                                          -------------         -------------
   End of Period (including undistributed
     net investment income (loss) of $0 and
     ($32), respectively) ...........................     $  83,665,493         $ 126,379,702
                                                          =============         =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                              Institutional Class Shares
                                                             -----------------------------
                                                                              December 16,
                                                              Year Ended      1998*** to
                                                              October 31,     October 31,
                                                                 2000            1999
                                                             ------------     ------------
Net Asset Value, Beginning of Period ....................       $  9.44         $ 10.00
                                                                -------         -------
Income from Investment Operations:
   Net Investment Loss ..................................         (0.12)          (0.09)
   Net Realized and Unrealized Gain (Loss) ..............          5.32           (0.47)
                                                                -------         -------
   Total from Investment Operations .....................          5.20           (0.56)
                                                                -------         -------
Net Asset Value, End of Period ..........................       $ 14.64         $  9.44
                                                                =======         =======
Total Return ............................................         55.08%          (5.60)%**
                                                                =======         =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ...................       $24,219         $15,893
Ratio of Expenses to Average Net Assets .................          1.49%           1.85%*
Ratio of Net Investment Loss to Average Net Assets ......         (0.95)%         (1.11)%*
Portfolio Turnover Rate .................................            84%             91%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                             Institutional Class Shares
                                                ------------------------------------------------------
                                                                Years Ended October 31
                                                -------------------------------------------------------
                                                  2000        1999        1998        1997       1996
                                                -------     -------     -------     -------     -------
Net Asset Value,
   Beginning of Period ...................      $ 10.63     $ 12.47     $ 14.27     $ 12.99     $ 11.76
                                                -------     -------     -------     -------     -------
Income from Investment
   Operations:
   Net Investment Income .................         0.00        0.16        0.17        0.19        0.23
   Net Realized and
     Unrealized Gain (Loss) ..............         0.57       (0.49)@      0.38        3.10        2.26
                                                -------     -------     -------     -------     -------
   Total from Investment
     Operations ..........................         0.57       (0.33)       0.55        3.29        2.49
                                                -------     -------     -------     -------     -------
Distributions:
   Net Investment Income .................        (0.05)      (0.13)      (0.16)      (0.20)      (0.22)
   Net Realized Gain .....................        (1.75)      (1.38)      (2.19)      (1.81)      (1.04)
                                                -------     -------     -------     -------     -------
   Total Distributions ...................        (1.80)      (1.51)      (2.35)      (2.01)      (1.26)
                                                -------     -------     -------     -------     -------
   Net Asset Value,
       End of Period .....................      $  9.40     $ 10.63     $ 12.47     $ 14.27     $ 12.99
                                                =======     =======     =======     =======     =======
Total Return .............................         7.21%      (3.47)%      4.37%      28.99%      22.92%
                                                =======     =======     =======     =======     =======
Ratios and Supplemental Data
Net Assets,
End of Period (Thousands) ................      $21,557     $39,191     $69,681     $78,545     $63,596
Ratio of Expenses to
   Average Net Assets ....................         1.58%       1.19%       1.04%       1.05%       1.04%
Ratio of Net Investment Income
   to Average Net Assets .................         0.01%       1.01%       1.24%       1.42%       1.89%
Portfolio Turnover Rate ..................           40%         42%         64%        126%        135%

@ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                    Institutional Class Shares
                                             -----------------------------------------
                                                Year           Year        December 22
                                                Ended          Ended       1997*** to
                                             October 31,    October 31,    October 31,
                                                 2000           1999           1998
                                             ----------     ----------      ----------
Net Asset Value, Beginning of Period .....   $     9.37     $    10.34      $    10.00
                                             ----------     ----------      ----------
Income from Investment Operations:
   Net Investment Income .................         0.17           0.29            0.30
   Net Realized and Unrealized
      Gain (Loss) ........................         0.44          (0.53)@          0.29
                                             ----------     ----------      ----------
   Total from Investment Operations ......         0.61          (0.24)           0.59
                                             ----------     ----------      ----------
Distributions:
   Net Investment Income .................        (0.19)         (0.29)          (0.25)
   Net Realized Gain .....................        (0.99)         (0.44)             --
                                             ----------     ----------      ----------
   Total Distributions ...................        (1.18)         (0.73)          (0.25)
                                             ----------     ----------      ----------
Net Asset Value, End of Period ...........   $     8.80     $     9.37      $    10.34
                                             ==========     ==========      ==========
Total Return .............................         7.76%         (2.67)%+         5.93%**+
                                             ==========     ==========      ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ....   $   18,426     $   24,720      $   33,967
Ratio of Expenses to Average Net Assets ..         1.62%          1.23%           0.73%*
Ratio of Net Investment Income to
   Average Net Assets ....................         1.93%          2.60%           3.47%*
Portfolio Turnover Rate ..................           44%            67%             73%

***  Annualized
**   Not Annualized
***  Commencement of Operations
+ Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.
@ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                       Institutional Class Shares
                                 ----------------------------------------------------------------------
                                                         Years Ended October 31
                                 ----------------------------------------------------------------------
                                    2000           1999           1998           1997           1996
                                 ----------     ----------     ----------     ----------     ----------
Net Asset Value,
   Beginning of Period .......   $     8.94     $     9.39     $     9.46     $     9.40     $     9.51
                                 ----------     ----------     ----------     ----------     ----------
Income from Investment
   Operations:
   Net Investment Income .....         0.51           0.56           0.55           0.58           0.62
   Net Realized and Unrealized
     Gain (Loss) .............        (0.04)         (0.46)         (0.08)          0.05          (0.13)
                                 ----------     ----------     ----------     ----------     ----------
   Total from Investment
     Operations ..............         0.47           0.10           0.47           0.63           0.49
                                 ----------     ----------     ----------     ----------     ----------
Distributions:
   Net Investment Income .....        (0.55)         (0.55)         (0.54)         (0.57)         (0.60)
                                 ----------     ----------     ----------     ----------     ----------
   Total Distributions .......        (0.55)         (0.55)         (0.54)         (0.57)         (0.60)
                                 ----------     ----------     ----------     ----------     ----------
   Net Asset Value,
     End of Period ...........   $     8.86     $     8.94     $     9.39     $     9.46     $     9.40
                                 ==========     ==========     ==========     ==========     ==========
Total Return .................         5.41%          1.04%          5.08%          6.93%          5.34%
                                 ==========     ==========     ==========     ==========     ==========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............   $   13,193     $   20,861     $   35,988     $   32,712     $   30,433
Ratio of Expenses to Average
   Net Assets ................         1.34%          1.03%          0.97%          0.95%          1.00%
Ratio of Net Investment Income
   to Average Net Assets .....         5.29%          5.58%          5.98%          6.17%          6.55%
Portfolio Turnover Rate ......           83%            63%           107%            51%           121%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                         Institutional Class Shares
                                 ---------------------------------------------------------------------------
                                                           Years Ended October 31
                                 ---------------------------------------------------------------------------
                                    2000            1999            1998            1997            1996
                                 -----------     -----------     -----------     -----------     -----------
Net Asset Value,
   Beginning of Period .......   $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
                                 -----------     -----------     -----------     -----------     -----------
Income from Investment
   Operations:
   Net Investment Income .....         0.058           0.047           0.053           0.051           0.051
                                 -----------     -----------     -----------     -----------     -----------
   Total from Investment
     Operations ..............         0.058           0.047           0.053           0.051           0.051
                                 -----------     -----------     -----------     -----------     -----------
Distributions:
   Net Investment Income .....        (0.058)         (0.047)         (0.053)         (0.051)         (0.051)
                                 -----------     -----------     -----------     -----------     -----------
   Total Distributions .......        (0.058)         (0.047)         (0.053)         (0.051)         (0.051)
                                 -----------     -----------     -----------     -----------     -----------
Net Asset Value,
   End of Period .............   $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
                                 ===========     ===========     ===========     ===========     ===========
Total Return+ ................          5.95%           4.77%           5.38%           5.26%           5.26%
                                 ===========     ===========     ===========     ===========     ===========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............   $    83,665     $   126,380     $   150,861     $   152,216     $   220,124
Ratio of Expenses to Average
   Net Assets ................          0.48%           0.46%           0.36%           0.37%           0.38%
Ratio of Net Investment Income
   to Average Net Assets .....          5.77%           4.66%           5.27%           5.14%           5.14%

+ Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Small Cap Value Portfolio, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio, (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares - Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The DSI Disciplined Value Portfolio had issued Service Class Shares until May 2, 2000 at which time the class fully liquidated its assets. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

          DSI Small Cap Value Portfolio seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller capital companies.

          DSI Disciplined Value Portfolio seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

          DSI Balanced Portfolio seeks to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

          DSI Limited Maturity Bond Portfolio seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

          DSI Money Market Portfolio seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non financial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors. The values of investment securities held by the DSI Money Market Portfolio are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          Each Portfolio, except the DSI Money Market Portfolio, may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. These Portfolios accrue such taxes to net investment income, net realized gains, and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

     collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Futures and Options Contracts: Each Portfolio, except the DSI Money Market Portfolio, may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. Each Portfolio, except the DSI Money Market Portfolio, may also write covered options on securities it owns or in which it may invest to increase its current returns.

          The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

          Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The following Portfolios had futures contracts open at October 31, 2000:


                               Number    Aggregate                        Net
                                 of       Face                       Unrealized
     Contracts                Contracts   Value    Expiration Date  Appreciation
     -----------              --------- ---------- ---------------  ------------
     DSI Balanced

     Purchases:
     U.S. Treasury Bond.....       4    $ 399,375   December 2000        $  438

     DSI Limited Maturity
      Bond
     Purchases:
     U.S. Treasury 10 Year
       Note..................      5      503,516   December 2000         3,141


          5. Foreign Currency Translation: The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

     and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolios do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

          6. Forward Foreign Currency Exchange Contracts: Each Portfolio, except the DSI Money Market Portfolio, may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          7. Distributions to Shareholders: The DSI Money Market Portfolio will declare daily and distribute monthly substantially all of its net investment income. The DSI Small Cap Value, DSI Disciplined Value, DSI Limited Maturity Bond, and DSI Balanced Portfolios will distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     of America. These differences are primarily due to differing book and tax treatments for investments in Real Estate Investment Trusts (REITS) and the timing of the recognition of gains or losses on investments.

     Permanent book and tax basis differences resulted in reclassifications as follows:

                                Undistributed       Accumulated
                                Net Investment      Net Realized      Paid In
     DSI Portfolios                 Income           Gain (Loss)      Capital
     --------------             --------------      ------------   -------------
     Small Cap Value ..........    $195,731          $(195,731)    $       --
     Disciplined Value ........      42,581                 74        (42,655)
     Balanced .................        (187)               187             --

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.85% of the average daily net assets for DSI Small Cap Value Portfolio; 0.75% of the average daily net assets for DSI Disciplined Value Portfolio; 0.65% of the average daily net assets for DSI Balanced Portfolio; 0.45% of the average daily net assets for DSI Limited Maturity Bond Portfolio; and 0.40% of the average daily net assets for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to limit its management fee for DSI Small Cap Value Portfolio and DSI Money Market

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

Portfolio to 0.75% and 0.18% of the average daily net assets, respectively. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, the DSI Small Cap Value, DSI Disciplined Value, DSI Balanced, DSI Limited Maturity Bond and DSI Money Market Portfolios pay the Administrator 0.073%, 0.093%, 0.093%, 0.073% and 0.053% per annum of the average daily net assets of each portfolio, respectively. In addition, the Portfolios pay an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator earned the following amounts from each Portfolio as Administrator and paid the following to SEI, DST and UAMSSC for their services:

                      Administration   Portion Paid  Portion Paid  Portion Paid
DSI Portfolios              Fee           to SEI        to DST       to UAMSSC
---------------       --------------- -------------- ------------  -------------
Small Cap Value......        $ 98,247        $41,322      $17,274        $11,228
Disciplined Value....         125,339         45,904       28,209         13,160
Balanced.............          95,623         41,067       14,175          8,519
Limited Maturity
 Bond................          91,853         41,071       14,938          9,019
Money Market.........         143,829         66,594       20,337         13,457

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

     The DSI Disciplined Value Portfolio had adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares could not incur distribution and service fees which exceeded an annual rate

UAM FUNDS                                                          DSI PORTFOLIO

--------------------------------------------------------------------------------

of 0.75% of the net assets of that class of shares, however, the Board had limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Portfolio's Service Class Shares did not make payments for distribution fees, however the DSI Disciplined Value Portfolio's Service Class Shares paid service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents. The Distributor did not receive any fee or other compensation with respect to the DSI Small Cap Value, DSI Balanced, DSI Limited Maturity Bond, and DSI Money Market Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     H. Purchases and Sales: For the year ended October 31, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI Portfolios                                        Purchases         Sales
---------------                                      -----------     -----------
Small Cap Value ................................     $16,629,113     $16,914,916
Disciplined Value ..............................      10,563,563      32,477,873
Balanced .......................................       6,563,275      11,345,325
Limited Maturity Bond ..........................       3,353,591       8,742,495

     Purchases and sales of long-term U.S. Government securities were $1,863,210 and $4,021,380, respectively, for the DSI Balanced Portfolio and $8,402,108 and $8,201,354, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Small Cap Value Portfolio and the DSI Disciplined Value Portfolio.

     I. Line of Credit: The DSI Small Cap Value, DSI Disciplined Value, DSI Balanced, and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at


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UAM FUNDS                                                          DSI PORTFOLIO

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a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2000, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 2000, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                       No. of           %
DSI Portfolios                                      Shareholders    Ownership
-------------------                                -------------   -----------
Small Cap Value .................................         1           70.2%
Disciplined Value - Institutional Class .........         2           72.2
Balanced ........................................         1           99.9
Limited Maturity Bond ...........................         1           71.9
Money Market ....................................         2           57.1

     At October 31, 2000, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated.

                                                   October 31,
                  --------------------------------------------------------------------------------
DSI Portfolios     2001     2002     2003    2004     2005    2006     2007      2008       Total
----------------- ------   ------   ------  ------   ------  ------   ------    ------     -------
Disciplined Value                                                              5,654,135  5,654,135
Balanced                                                                       2,188,925  2,188,925
Limited Maturity  8,328  1,606,712  68,688  137,755  243,544  19,744  343,587    430,832  2,859,190
Money Market                                          13,687                       3,660     17,347

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UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     K. Capital Share Transactions: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                                   Institutional
                                  Institutional Class Shares   Service Class Shares
                                  ---------------------------------------------------
                                      Year          Year        Year         Year
                                      Ended         Ended      Ended        Ended
                                   October 31,  October 31,  October 31,  October 31,
DSI Portfolios                        2000          1999         2000        1999
--------------                    ------------  -----------  -----------  -----------

Small Cap Value:*
Issued .........................      622,475     1,737,728                        --
In Lieu of Cash Distributions ..           --            --                        --
Redeemed .......................     (652,855)      (53,310)                       --
                                  ------------  -----------  -----------  -----------
Net Increase (Decrease) from
   Capital Share Transactions ..      (30,380)    1,684,418                        --
                                  ===========   ===========  ===========  ===========
Disciplined Value:**
Issued .........................      398,454       876,964       17,018      134,021
In Lieu of Cash Distributions ..      666,752       684,531          233      167,901
Redeemed .......................   (2,458,718)   (3,461,323)    (268,585)  (1,419,707)
                                  -----------   -----------  -----------  -----------
Net Decrease from Capital
   Share Transactions ..........   (1,393,512)   (1,899,828)    (251,334)  (1,117,785)
                                  ===========   ===========  ===========  ===========
Balanced:
Issued .........................      126,916       593,835                        --
In Lieu of Cash Distributions ..      353,246       230,715                        --
Redeemed .......................   (1,026,204)   (1,469,429)                       --
                                  -----------   -----------  -----------  -----------
Net Decrease from Capital
   Share Transactions ..........     (546,042)     (644,879)                       --
                                  ===========   ===========  ===========  ===========
Limited Maturity Bond:
Issued .........................       28,552     2,208,432                        --
In Lieu of Cash Distributions ..      115,399       181,650                        --
Redeemed .......................     (989,030)   (3,890,033)                       --
                                  -----------   -----------  -----------  -----------
Net Decrease from Capital
   Share Transactions ..........     (845,079)   (1,499,951)                       --
                                  ===========   ===========  ===========  ===========
Money Market:
Issued .........................  427,167,089   677,242,414                        --
In Lieu of Cash Distributions ..    2,490,865     1,945,262                        --
Redeemed ....................... (472,372,292) (703,666,583)                       --
                                  -----------   -----------  -----------  -----------
Net Decrease from Capital Share
   Transactions ................  (42,714,338)  (24,478,907)                       --
                                  ===========   ===========  ===========  ===========

*    The Small Cap Value Portfolio commenced operations on December 16, 1998.

**   Institutional Service Class fully liquidated its assets on May 2, 2000.

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--------------------------------------------------------------------------------

     L. Subsequent Events: On November 20, 2000 the Board of Directors of UAM Funds, approved the liquidation of DSI Disciplined Value Portfolio and DSI Balanced Portfolio pending shareholder approval at a special meeting of shareholders to be held on January 29, 2001.

On November 20, 2000, the Board of Directors of UAM Funds, Inc. approved interim and new investment advisory agreements between Dwight Asset Management Corporation and each of DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio pending shareholder approval at a special meeting of shareholders to be held on December 29, 2000. Such approvals were necessitated by the anticipated merger of Dwight and DSI scheduled to take place on or about January 31, 2001.

     On December 14, 2000, the Board of Directors of UAM Funds, Inc. approved the investment advisory agreement between Independence Investment Associates, Inc. and DSI Small Cap Value Portfolio pending shareholder approval at a special meeting of shareholders to be held on January 31, 2001. Such approval was necessitated by the anticipated change in investment advice from Dwight Asset Management Corporation to Independence Investment Associates, Inc. scheduled to take place on or about January 31, 2001.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Small Cap Value Portfolio
DSI Disciplined Value Portfolio
DSI Balanced Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Small Cap Value Portfolio, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), each a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

Federal income Tax Information (Unaudited)
At October 31, 2000, the DSI Disciplined Value Portfolio and the DSI Balanced Portfolio hereby designate $5,785,544 and $2,180,964, respectively as a long-term gain dividend paid deduction on its Federal income tax return.

For the year ended October 31, 2000, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100% for the DSI Disciplined Value Portfolio and 39.5% for DSI Balanced Portfolio.

For the year ended October 31, 2000, the percentage of income earned from direct Treasury Obligations for the DSI Limited Maturity Bond Portfolio, the DSI Balanced Portfolio and the DSI Money Market Portfolio was 8.1%, 11.6% and 7.2%, respectively.

There was a special meeting of shareholders held on April 28, 2000, at which the shareholders of the Institutional Service Class of the DSI Disciplined Value Portfolio voted on a proposal to approve the liquidation and dissolution of the Institutional Service Class of the DSI Disciplined Value Portfolio. The following were the results of the vote:

                                   Shares              %                %
                                    Voted           of Vote         of Total
                                 ------------      -----------     -----------
For ..........................      1,589            100.00%          52.52%
Against ......................         --                --              --
Abstain ......................         --                --              --

The Institutional Service Class of the DSI Disciplined Value Portfolio fully liquidated its assets on May 2, 2000.

                                     NOTES

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Dewey Square Investors Corporation
One Financial Center - 24th floor
Boston, MA 02111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                             --------------------------------
                                             This report has been prepared
                                             for shareholders and may be
                                             distributed to others only if
                                             preceded or accompanied by a
                                             current prospectus.
                                             --------------------------------